                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)     November 17, 2003
                                                    ----------------------------

                               SSP SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-26227               33-0757190
           --------                      ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA   92614
--------------------------------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code         (949) 851-1085
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Press Release Regarding Closing of Private Placement
----------------------------------------------------

         On November 19, 2003, SSP Solutions, Inc. ("Company") issued the press release that is attached as Exhibit 99.1 and incorporated by reference into this Form 8-K regarding the Company's closing of a private placement.

Description of Capital Stock
----------------------------

         In connection with the Company's closing of the private placement described in Exhibit 99.1 to this report, the Company has set forth in
Exhibit 99.2 to this report an updated description of capital stock, which description is incorporated by reference into this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                 Exhibit
                 Number    Description
                 ------    -----------

                  3.1 Certificate of Correction of Certificate of Amendment of Amended and Restated Certificate of Incorporation of SSP Solutions, Inc. filed November 12, 2003

                  3.2 Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of SSP Solutions, Inc. filed November 18, 2003

                  10.1 Securities Purchase Agreement dated as of November 19, 2003 among SSP Solutions, Inc. and the investors named in Exhibit A thereto

                  10.2 Form of Series A-1 Warrant dated as of November 19, 2003 issued by SSP Solutions, Inc. in favor of each investor named in Exhibit A to the Securities Purchase Agreement of even date therewith

                  10.3 Form of Series A-2 Warrant dated as of November 19, 2003 issued by SSP Solutions, Inc. in favor of each investor named in Exhibit A to the Securities Purchase Agreement of even date therewith

                  10.4 Registration Rights Agreement dated as of November 19, 2003 among SSP Solutions, Inc. and each investor named in Exhibit A thereto

                  10.5 Form of Secured Convertible Promissory Note dated November 19, 2003 made by SSP Solutions, Inc. in favor of Richard P. Kiphart, Crestview Capital Fund, L.P. and Crestview Capital Fund II, L.P. in the principal amounts of $1,250,000, $350,000 and $130,000, respectively (issued as retained note that replaces note dated April 16, 2002)

                  10.6 Form of Secured Convertible Promissory Note dated November 19, 2003 made by SSP Solutions, Inc. in favor of Richard P. Kiphart, Crestview Capital Fund, L.P., Crestview Capital Fund II, L.P. and Crestview Offshore Fund, Inc. in the principal amounts of $1,000,000, $325,000, $150,000 and $25,000, respectively (issued as additional retained note that has automatic conversion feature triggered by stockholder approval and that replaces note dated April 16, 2002)

                  Exhibit
                  Number   Description
                  ------   -----------

                  10.7 Form of Warrant to Purchase Common Stock dated November 19, 2003 issued by SSP Solutions, Inc. in favor of Richard P. Kiphart, Crestview Capital Fund, L.P., Crestview Capital Fund II, L.P. and Crestview Offshore Fund, Inc. as to 714,286 shares, 232,143 shares, 107,143 shares and 17,857 shares, respectively (issued in accompaniment with additional retained note that has automatic conversion feature triggered by stockholder approval and that replaces note dated April 16, 2002)

                  99.1 Press release dated November 19, 2003 regarding closing of private placement

                  99.2     Description of capital stock as of November 19, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 17, 2003, the Company issued a press release that included a discussion of the Company's results of operations and financial condition as of and for the three and nine months ended September 30, 2003. The full text of the press release is included in this Item 12.

         The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States ("GAAP"). However, the press release included in this Item 12 contains a discussion and pro forma summary of non-GAAP adjustments to the Company's condensed consolidated statements of operations for the three and nine months ended September 30, 2003. The first set of non-GAAP adjustments consisted of the exclusion from the Company's 2002 and 2003 operating results, selling, general and administrative expenses, and operating expenses of items such as a benefit and charge related to a facility lease settlement, a development contract settlement, and gains from settlements with vendors. The Company's management believes the resulting non-GAAP pro-forma operating income, selling, general and administrative expenses, and operating expenses provide investors with useful information by removing items that caused significant fluctuations between the periods presented.

         The other non-GAAP adjustments consisted of the exclusion from the Company's net operating loss of depreciation, amortization, interest and taxes (also known in the financial community as "EBITDA"). The Company's management believes that disclosing EBITDA provides investors with useful information regarding the Company's ability to generate earnings before capital-related costs.

         The information contained in this Item 12 is being "furnished to" the SEC in accordance with SEC Release Nos. 33-8216 and 34-47226 and shall not be deemed "filed with" the SEC for purposes of Section 18 of the Securities Exchange of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 12 shall not be deemed incorporated by reference into any registration statement, proxy statement or other report except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.

SSP Solutions, Inc. Editorial Contact:               SSP Solutions, Inc. Investor Contact:
Press Relations                                      Thomas E. Schiff, Chief Financial Officer
SSP Solutions, Inc.                                  SSP Solutions, Inc.
(949) 851-1085                                       (949) 851-1085
pr@sspsolutions.com                                  tom.schiff@sspsolutions.com
                                                     ---------------------------


          SSP ANNOUNCES THIRD QUARTER AND NINE-MONTH OPERATING RESULTS
                  REVENUES, MARGIN PERCENTAGE, AND GROSS MARGIN
                      DOLLARS INCREASE THROUGH NINE-MONTHS


IRVINE, Calif., November 17, 2003 - SSP Solutions, Inc. (Nasdaq: SSPX) a leading provider of identity management software solutions and commercial products developed to government specifications and industry standards, today announced financial results for the third quarter and nine months ended September 30, 2003.

         The Company reported total revenues of $3.8 million for the third quarter ended September 30, 2003, versus $3.7 million in the same quarter last year, or a 3.2% increase; nine month period revenues increased from $7.7 million to $10.9 million, or a 41.3% increase. Gross margin dollars decreased from $2.5 million to $2.4 million, a 4.4% decrease for the quarter ended September 30, 2003, and increased from $5.0 million to $7.6 million, a 52.1% increase for the nine-month period then ended.

         The total gross margin percentage increased to 69.7% for the nine-month period ended September 30, 2003 from 64.8% during the same nine-month period in 2002. The overall increase was due to a higher proportion of higher margin service and license revenue versus products revenue, and an increase in product margins due to a decrease in the cost products sold earlier in 2003.

         However, the gross margin percentage decreased to 62.5% for the quarter ended September 30, 2003 from 67.5% during the same quarter in 2002. The decrease was due to a large decrease in the service gross margin from 2002 to 2003, and a change in the mix of product sales that included a larger proportion of lower margin products in 2003 versus 2002.

         The Company reported operating income of $113,000 for the quarter ended September 30, 2003, versus operating income of $34,000 for the same quarter in

SSP Solutions, Inc. Announces Third Quarter 2003 Results


2002. The net loss for the quarter ended September 30, 2003, was $1.7 million, or $.06 per basic share, versus a net loss of $430,000, or $0.02 per basic share, in the same quarter last year.

         Non-GAAP pro-forma earnings before interest, taxes, depreciation, and amortization ("EBITDA"), for the quarter ended September 30, 2003, was positive and increased by $117,000, or 51.3%, to $345,000 from the same period in 2002. During the nine-month period ended September 30, 2003, EBITDA was negative, but improved by $5.3 million. The nine-month negative EBITDA decreased to $1.4 million 2003 from $6.6 million in the same period in 2002, a decrease of 79.5%.

         Service revenues increased 74.1% from $584,000 to $1.0 million, and license revenues increased by 414.7% from $75,000 to $386,000 for the quarter ended September 30 2003, versus the same quarter in 2002. Product sales decreased 20.7% to $2.4 million from $3.0 million during the quarters ended September 30, 2003 and September 30, 2002, respectively.

         Operating expenses increased by $211,000, or 10.3%, during the same quarter in 2003. However, adjusting for the research and development contract cancellation, facilities lease settlement, and vendor settlements in both quarters ended September 30, 2002 and 2003, respectively, non-GAAP proforma total operating expenses would have decreased by $205,000, or 7.4%, to $2.6 million with non-GAAP proforma S,G&A expenses decreasing $108,000, or 6.6%, to $1.5 million for the quarter ended September 30, 2003.

         The Company reduced operating expenses by $2.3 million or 21.5% in the nine months ended September 30, 2003 versus the same period in 2002. However, adjusting for the research and development contract cancellation, facilities lease settlement, and vendor settlements in both the nine-month periods ended September 30, 2002, and 2003, respectively, non-GAAP proforma total operating expenses would have decreased by $2.6 million, or 25.3%, to $7.6 million, with non-GAAP proforma S,G&A expenses decreasing by $1.5 million, or 25.2%, to $4.5 million for the nine months ended September 30, 2003.

SSP Solutions, Inc. Announces Third Quarter 2003 Results


         The net loss from continuing operations for the nine months ended September 30, 2003 was $5.0 million, or $0.19 per share, versus a loss from continuing operations of $7.7 million, or $0.36 per share, in the same quarter of 2002. The net loss for the nine months ended September 30, 2003, was $5.1 million, or $.20 per share, versus a net loss of $8.2 million, or $0.38 per share, in the same quarter last year. For the nine month period ended September 30, 2003, service revenues increased 170.9% from $1.6 million to $4.3 million, and license revenues increased by 144.1% from $817,000 to $2.0 million for the nine month period ended September 30 2003 versus the same nine month period in 2002. Product sales decreased 12.7% to $4.7 million from $5.3 million during the nine month periods ended September 30, 2003 and September 30, 2002, respectively.

         "This quarter's results were in line with our financial plans for the year and we are pleased with our revenue growth, margin improvement, and operating cost reductions," commented Marvin J. Winkler, co-chairman and CEO. "With our improved operating results and the facility settlement, we have achieved important steps towards re-capitalizing our balance sheet. Additionally, based on our current expectations, we anticipate that for fiscal 2003 our revenues will exceed $14 million and believe that revenues, which reflect only our government related business, will grow in the range of 20% to 25% in 2004. We are currently pursuing a plan to expand our services and solutions to commercial enterprise markets and will provide guidance related to these efforts in the first quarter of 2004 as the results of these efforts become more defined."

         The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States ("GAAP"), but has included non-GAAP disclosures. The Company believes the presentation of these non-GAAP financial measures provides useful information to investors because excluding the effects of these non-recurring items allows investors to more easily compare the Company's financial performance from period to period. These non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similar measures presented by other companies.

SSP Solutions, Inc. Announces Third Quarter 2003 Results


ABOUT SSP SOLUTIONS, INC.
-------------------------

         SSP enjoys a 35 year history of supplying security solutions for the Government and DoD and has positioned its core technologies as the standard for secure information assurance and protection. The Company designs and develops innovative data and communication security solutions for both corporate and government institutions. The Company provides network security, desktop protection, and secure messaging systems for many organizations of the U.S. Government. For more information, visit http://www.sspsolutions.com/ or call SSP Solutions, Inc. (949) 851-1085.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
--------------------------------------------------------------------------------

         With the exception of historical information, matters discussed in this news release, including, in particular, those related to achieving 2003 revenues and the growth of revenues in 2004, re-capitalizing the balance sheet, and expanding services and solutions into commercial markets are forward-looking statements involving a number of risks and uncertainties and may not be achieved due to factors beyond the Company's control. The Company's actual future results could differ from those statements. Factors that could cause or contribute to such differences include, but are not limited to, changing regulatory and technological environments, difficulties in the Company's ability to obtain key components from suppliers, the ability of contractors to complete services and products ordered by the Company on a timely, and the Company's ability to hire and retain commercial sales staff, the acceptance of our product offerings in the commercial markets, which could impair the Company's ability to deliver products under development in a timely fashion and to achieve revenue growth and continue technological innovation, difficulties in increasing revenue despite staff reductions needed to control costs, unpredictability of economic recovery from the heretofore depressed IT markets and the related effect on IT buying decisions, difficulties we may encounter in obtaining needed capital, which include the converting of existing debt into equity, the exercise of existing warrants and the cost of obtaining additional capital, unforeseen technological difficulties (both for the Company and its suppliers), increased competition, and changing customer demands. Other risks inherent in the Company's business include those factors contained in the "Risk Factors" section of the Company's Form 10-K/A for the fiscal year ended December 31, 2002 and Form 10-QSB for the quarter ended September 30, 2003. SSP Solutions, Inc. undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this release.

                                                   SSP SOLUTIONS, INC.
                                     CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                       (UNAUDITED)

                                                               Three Months Ended               Nine months Ended
                                                                  SEPTEMBER 30                     SEPTEMBER 30
                                                                  ------------                     ------------
                                                             2002             2003             2002             2003
                                                         ------------     ------------     ------------     ------------
Revenues:
   Product .........................................     $     3,023      $     2,397      $     5,349      $     4,671
   Service .........................................             584            1,017            1,578            4,275
   License .........................................              75              386              817            1,994
                                                         ------------     ------------     ------------     ------------
      Total Revenues ...............................           3,682            3,800            7,744           10,940
                                                         ------------     ------------     ------------     ------------
Cost of Sales:
   Product .........................................           1,015              907            2,084            1,543
   Service .........................................             139              509              504            1,316
   License .........................................              43                9              139              451
                                                         ------------     ------------     ------------     ------------
      Total Cost of Sales ..........................           1,197            1,425            2,727            3,310
                                                         ------------     ------------     ------------     ------------

Gross Margin .......................................           2,485            2,375            5,017            7,630

Operating Expenses:
   Selling, General and Administrative .............           1,552            1,235            5,700            5,460
   Research and Development ........................           1,124            1,027            4,178            3,116
   Research and Development - cancelled contract ...            (625)              --            1,041               --
                                                         ------------     ------------     ------------     ------------
       Total Operating Expenses ....................           2,051            2,262           10,919            8,576
                                                         ------------     ------------     ------------     ------------

Operating Income (loss) ............................             434              113           (5,902)            (946)

Non-operating Expenses (income):
   Realized Loss on Trading Securities .............              (2)            (120)             120              (94)
   Interest Expense, Net ...........................             170              370              487              960
   Non-cash Interest and Financing Expense .........             441            1,653              808            2,764
   Equity Loss from Affiliate ......................              --               --               --              410
   Impairment of Equity Investee ...................              --               --               --              142
   Other (income) Expense, Net .....................              83              (97)             270             (103)
                                                         ------------     ------------     ------------     ------------
      Total Non-operating Expenses .................             692            1,806            1,685            4,079
                                                         ------------     ------------     ------------     ------------

Loss Before Income Taxes ...........................            (258)          (1,693)          (7,587)          (5,025)
Provision for Income Taxes .........................              --               --                2                3
Net Loss - Continuing Operations ...................            (258)          (1,693)          (7,589)          (5,028)
Net Loss - Discontinued Operations .................            (172)              --             (581)            (106)
                                                         ------------     ------------     ------------     ------------
Net Loss ...........................................     $      (430)     $    (1,693)     $    (8,170)     $    (5,134)
                                                         ============     ============     ============     ============

Net Loss Per Share - Continuing Operations .........           (0.01)           (0.06)           (0.36)           (0.19)
                                                         ------------     ------------     ------------     ------------
Net Loss Per Share - Discontinued Operations .......           (0.01)           (0.00)           (0.02)           (0.01)
                                                         ------------     ------------     ------------     ------------
Net Loss per Share - Net Loss ......................           (0.02)           (0.06)           (0.38)           (0.20)
                                                         ------------     ------------     ------------     ------------

Shares Used in Per Share Computations ..............          21,909           26,325           21,084           25,615
                                                         ------------     ------------     ------------     ------------

                                                           8

                                                SSP SOLUTIONS, INC.
                                       PRO FORMA SUMMARY NON-GAAP ADJUSTMENTS
                                 TO CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                   (IN THOUSANDS)
                                                    (UNAUDITED)

                                                                   Three Months Ended          Nine months Ended
                                                                      September 30,               September 30,
                                                                   2002          2003          2002          2003
                                                                ---------     ---------     ---------     ---------
Net Loss ..................................................     $   (430)     $ (1,693)     $ (8,170)     $ (5,134)

Plus Loss from Discontinued Operation .....................         (172)           --          (581)         (106)
                                                                ---------     ---------     ---------     ---------
Plus Loss from Continuing Operations ......................         (258)       (1,693)       (7,589)       (5,028)
Plus Provision (benefit) for Income Taxes .................           --            --             2             3
                                                                ---------     ---------     ---------     ---------
   Operating Loss before Income Taxes .....................         (258)       (1,693)       (7,587)       (5,025)

Plus Non-operating Expenses ...............................          692         1,806         1,685         4,079
                                                                ---------     ---------     ---------     ---------

Operating Income (loss) ...................................          434           113        (5,902)         (946)
                                                                ---------     ---------     ---------     ---------

   Less Facilities Lease Settlement .......................           --          (209)           --         1,091
   Less Research and Development  - cancelled contract ....         (625)           --        (1,041)           --
   Less Gains on Vendor Settlements .......................          (95)          (95)         (270)          (95)
                                                                ---------     ---------     ---------     ---------
NON-GAAP PRO-FORMA OPERATING INCOME (LOSS) ................     $   (286)     $   (191)     $ (7,213)     $     50
                                                                =========     =========     =========     =========


Net Loss ..................................................     $   (430)     $ (1,693)     $ (8,170)     $ (5,134)

Plus Depreciation .........................................           47            15           258            51
Plus Interest Cash ........................................          170           370           487           960
Plus Interest Non-cash ....................................          441         1,653           808         2,764
Plus Taxes ................................................           --            --             2             3
                                                                ---------     ---------     ---------     ---------

NON-GAAP PRO-FORMA EARNINGS BEFORE INTEREST, TAXES,
DEPRECIATION, AND AMORTIZATION  (EBITDA) ..................     $    228      $    345      $ (6,615)     $ (1,356)
                                                                =========     =========     =========     =========

OPERATING EXPENSES

    SELLING, GENERAL AND ADMINISTRATIVE ...................     $  1,552      $  1,235      $  5,700      $  5,460

     Plus Facilities Lease Settlement .....................           --           209            --        (1,091)

     Plus Gains on Vendor Settlements .....................           95            95           270            95

                                                                ---------     ---------     ---------     ---------
  NON-GAAP PRO-FORMA S,G&A ................................        1,647         1,539         5,970         4,464
                                                                ---------     ---------     ---------     ---------

     Plus Research and Development ........................        1,124         1,027         4,178         3,116
     Plus Research and Development Settlement
       - cancelled contract (1) ...........................           --            --            --            --
                                                                ---------     ---------     ---------     ---------
  NON-GAAP PRO-FORMA TOTAL OPERATING EXPENSES .............     $  2,771      $  2,566      $ 10,148      $  7,580
                                                                =========     =========     =========     =========

(1) AMOUNTS RELATED TO CANCELLED RESEARCH AND DEVELOPMENT CONTRACT EXCLUDED FOR
NON-GAAP PURPOSES.

                                                         9

                               SSP SOLUTIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                     December 31,  September 30,
                                                         2002          2003
                                                         ----          ----
                                                                    (Unaudited)

Total Current Assets .........................       $    2,939     $    3,699
Property, Plant & Equipment, net .............               90             41
Other Assets .................................              600            543
Equity Investment in Affiliate ...............              452             --
Goodwill .....................................           25,930         25,930
                                                     -----------    -----------
TOTAL ASSETS .................................       $   30,011     $   30,213
                                                     ===========    ===========

Total Current Liabilities ....................       $    8,888     $   10,973
Long-Term Debt ...............................               --             --
Shareholders' Equity .........................           21,123         19,240
                                                     -----------    -----------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY .....       $   30,011     $   30,213
                                                     ===========    ===========

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 20, 2003             SSP SOLUTIONS, INC.

                                     By:  /s/ THOMAS E. SCHIFF
                                          --------------------------------------
                                          Thomas E. Schiff,
                                          Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT

                  Exhibit
                  Number   Description
                  ------   -----------

                  3.1 Certificate of Correction of Certificate of Amendment of Amended and Restated Certificate of Incorporation of SSP Solutions, Inc. filed November 12, 2003

                  3.2 Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of SSP Solutions, Inc. filed November 18, 2003

                  10.1 Securities Purchase Agreement dated as of November 19, 2003 among SSP Solutions, Inc. and the investors named in Exhibit A thereto

                  10.2 Form of Series A-1 Warrant dated as of November 19, 2003 issued by SSP Solutions, Inc. in favor of each investor named in Exhibit A to the Securities Purchase Agreement of even date therewith

                  10.3 Form of Series A-2 Warrant dated as of November 19, 2003 issued by SSP Solutions, Inc. in favor of each investor named in Exhibit A to the Securities Purchase Agreement of even date therewith

                  10.4 Registration Rights Agreement dated as of November 19, 2003 among SSP Solutions, Inc. and each investor named in Exhibit A thereto

                  10.5 Form of Secured Convertible Promissory Note dated November 19, 2003 made by SSP Solutions, Inc. in favor of Richard P. Kiphart, Crestview Capital Fund, L.P. and Crestview Capital Fund II, L.P. in the principal amounts of $1,250,000, $350,000 and $130,000, respectively (issued as retained note that replaces note dated April 16, 2002)

                  10.6 Form of Secured Convertible Promissory Note dated November 19, 2003 made by SSP Solutions, Inc. in favor of Richard P. Kiphart, Crestview Capital Fund, L.P., Crestview Capital Fund II, L.P. and Crestview Offshore Fund, Inc. in the principal amounts of $1,000,000, $325,000, $150,000 and $25,000, respectively (issued as additional retained note that has automatic conversion feature triggered by stockholder approval and that replaces note dated April 16, 2002)

                  10.7 Form of Warrant to Purchase Common Stock dated November 19, 2003 issued by SSP Solutions, Inc. in favor of Richard P. Kiphart, Crestview Capital Fund, L.P., Crestview Capital Fund II, L.P. and Crestview Offshore Fund, Inc. as to 714,286 shares, 232,143 shares, 107,143 shares and 17,857 shares, respectively (issued in accompaniment with additional retained note that has automatic conversion feature triggered by stockholder approval and that replaces note dated April 16, 2002)

                  99.1 Press release dated November 19, 2003 regarding closing of private placement

                  99.2     Description of capital stock as of November 19, 2003